CenterState

Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

1 Keefe Managers Investor Presentation November 2005 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of  risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.

Fruitville
Ocala
Ormond Beach
Daytona Beach
De Land
Deltona
Eustis
Sumter
Inverness
Citrus
Lake
Sanford
Titusville
Hernando
Orlando
Orange
Pasco
Merritt Island
Atlant
Ocea
Osceola
Melbourne
Palm Harbor
Clearwater
Tampa
Plant City
Bartow
Palm Bay
Polk
St. Petersburg
Wauchula
Sebring
Bradenton
Fort Pierce
Port St. Lucie
UNITED STATES
Sarasota
Arcadia
Okeechobee
Venice
Port Charlotte
Lake Okeechobee
West Palm Beach
Belle Glade
Delray Beach
Coral Springs
Boca Raton
Pompano Bea
Everglades
Plantation
Fort Lauderd
Pembroke Pines
Hollywood
Miami Beach

CenterState
Banks of Florida, Inc.

Franchise Overview
• Headquartered in
Winter Haven, Florida
• Founded in 1999
• 4-bank subsidiary holding
company
• 25 branch banking offices
• September 30, 2005:
– $848.2 MM in assets
– $504.8 MM in loans
– $696.1 MM in deposits
– $96.4 MM in equity
First National Bank of Osceola County Branch
CenterState Bank West Florida, N.A. Branch
First National Bank of Polk County Branch
Centerstate Bank Mid Florida
CenterState Bank of Florida Branch
CenterState Headquarters

Recent Developments
• Capital raise of $35 million of common equity
• Pending acquisition of CenterState Bank Mid
Florida announced August 30, 2005
• New Branch – Crystal River – temp facilities
• DeerCreek – contracted to purchase land for multi
purpose building – branch and corporate
headquarters – 4Q06 or 1Q07
• BOLI - $6 million
• Combination of two subsidiary banks
–
CenterState Bank of Florida
–
First National Bank of Polk County
2nd
Qtr ’05
3rd
Qtr ’05
1st
Qtr ’06
4th
Qtr ’05

Business Strategy
• Emphasize relationship banking
– We compete by providing our customers a level of customer service unmatched by our super-regional and national competitors
• Maintain local decision making
– We believe our decentralized business model increases our ability to foster local relationships and grow our customer base in each of our markets
• Develop a network of profitable banks in high- growth markets in Central Florida
– We pursue growth through organic expansion, de novo branching and select acquisitions
– Our markets are some of the fastest growing in Florida
• Continue our disciplined execution
– We believe our success depends on a disciplined approach to originating loans and gathering deposits
– We do not sacrifice quality for growth
• Leverage our investment in our branch network
– We have opened 6 new full service branches and 4 kiosk branches since 2000
– As these branches mature, we believe our efficiencies and wallet share will improve
• Continue to take advantage of merger turmoil in Florida
– Recent acquisitions include FFLC Bancorp, Inc., FloridaFirst Bancorp, Inc., Republic
Bancshares, Inc. and SouthTrust Corporation

•
Local decision making and accountability
•
Experienced management team
•
Attractive market demographics
•
Strong balance sheet growth
•
Excellent credit quality
•
Improving efficiencies
Investment Thesis

Local Decision Making and Accountability
• We operate 4 bank subsidiaries in Central Florida along the high growth corridors of I-75, I-4 and US 27
• Each of our subsidiary banks operates autonomously
– Local management and board of directors
– Decisions are made in-market
• We believe our strategy results in superior customer service, stronger relationships and growth
Return on
Loans Deposits Average Assets
Bank Subsidiary Q3 '04 Q3 '05 Growth Q3 '04 Q3 '05 Growth Q3 '04 Q3 '05
First National Bank of Osceola County $121,042 $136,521 12.8% $187,448 $206,305 10.1% 0.78% 1.05%
CenterState Bank West Florida, N.A. 161,748 185,456 14.7 190,218 210,572 10.7 0.69 1.16
First National Bank of Polk County 66,998 74,953 11.9 140,626 142,485 1.3 0.69 0.99
CenterState Bank of Florida 79,511 107,852 35.6 109,206 141,714 29.8 0.33 0.77

Experienced Management Team
16
30
27
38
40
22
41
Years in
Banking
6
16
16
13
5
6
6
Years
with
CSFL*
51 President & CEO, FNB Osceola County Thomas E. White
51 President & CEO, CenterState Bank West Florida James S. Stalnaker, Jr.
36 President & CEO, CenterState Bank John C. Corbett
53 Senior Vice President & CFO James J. Antal
60 Senior Vice President & Corporate Auditor J. Wayne Stewart
62 President & CEO, FNB Polk County George H. Carefoot
58 Chairman, President & CEO Ernest S. Pinner
Age Title Name
•
“The best fertilizer in a grove is the tracks of the owner”
* Includes years with predecessor bank.

Attractive Market Demographics
•
5 of our 8 counties rank in the top 15 fastest growing counties in Florida
Source: SNL Financial.
Deposit data as of 6/30/05.
Population deposit weighted by county.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.
Total Market 2005 - 2010
Deposits Share Population
County (000s) Rank Growth
Osceola $162,251 4 38.79%
Sumter 48,597 6 26.16
Lake 58,928 11 22.41
Pasco 104,081 9 18.86
Hernando 30,300 13 16.22
Orange 29,909 24 16.11
Citrus 26,970 12 12.57
Polk 289,712 5 11.52
TOTAL $750,748 7 20.64%
Florida 12.35%
Southeast 8.16
U.S. 6.26

Growth Opportunities
•
We have a significant opportunity to grow market share in our existing footprint
•
Merger turmoil in Florida is helping us attract both new
customers and experienced bankers
Deposit Market Share
Source: SNL Financial.
Deposit data as of 6/30/05.
Market share data for Citrus, Hernando, Lake, Orange, Osceola, Pasco, Polk and Sumter Counties, Florida.
Deposits Market
Rank Institution (000s) Share Branches
1 SunTrust Banks Inc. (GA) $8,615,074 22.54% 111
2 Bank of America Corp. (NC) 8,287,859 21.69 103
3 Wachovia Corp. (NC) 6,379,221 16.69 109
4 Colonial BancGroup Inc. (AL) 2,395,241 6.27 40
5 AmSouth Bancorp. (AL) 1,300,750 3.40 45
6 South Financial Group Inc. (SC) 1,185,861 3.10 11
7 Centerstate Banks of Florida (FL) 750,748 1.96 28
8 BB&T Corp. (NC) 680,684 1.78 16
9 Citrus & Chemical Bancorp. (FL) 656,025 1.72 10
10 Washington Mutual Inc. (WA) 610,286 1.60 39

Strong Balance Sheet Growth
Organic CAGR: 21%
Peer CAGR: 12%
Total Deposits ($ Millions)
Total Loans ($ Millions)
Organic CAGR: 17%
Peer CAGR: 12%
CAGR 20%
Loan Growth
0
150
300
450
600
2000 2001 2002 2003 2004 YTD
Organic Acquisition
505
441
414
334
244
210
Loan Growth
0
150
300
450
600
2000 2001 2002 2003 2004 YTD
Organic Acquisition
505
441
414
334
244
210
CAGR 24%
Deposit Growth
0
210
420
630
840
2000 2001 2002 2003 2004 YTD
Organic Acquisition
696
660
538
441
308
280
Deposit Growth
0
210
420
630
840
2000 2001 2002 2003 2004 YTD
Organic Acquisition
696
660
538
441
308
280
Compounded annual growth rate from 2000 – 2004.
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.
YTD as of 9/30/05.
Compounded annual growth rate from 2000 – 2004.
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.
YTD as of 9/30/05.

Loan Portfolio
•
77% of our portfolio is secured by real estate
•
99% of commercial loans have personal guarantees
•
Our top ten relationships account for about 9% of the portfolio
•
Average portfolio yield*: 6.86% versus peers at 6.30%
•
51.5 % variable rate  versus  48.5 % fixed rate
Loan Portfolio
Balance % of
Category (000s) Portfolio
Residential Real Estate $144,315 28.6%
Commercial Real Estate 214,130 42.4
Construction Real Estate 30,927 6.1
Commercial 64,944 12.9
Consumer and Other 50,467 10.0
Total $504,783 100.0%
Data as of 9/30/05.
* Average portfolio yield for the six months ended 9/30/05 per SNL Financial.
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.

Deposit Composition
•
83% of our deposits are “core” versus 81% for peers
•
Average cost of funds*: 2.04% versus peers at 2.09%
Deposit Composition
Balance % of
Category (000s) Portfolio
Demand Deposits $201,749 29.0%
NOW Accounts 100,990 14.5
Money Market and Savings 145,437 20.9
Retail Time Deposits 131,805 18.9
Jumbo Time Deposits 116,140 16.7
Total $696,121 100.0%
Data as of 9/30/05.
* Average cost of funds for the nine months ended 9/30/05 per SNL Financial
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.

Excellent Credit Quality
Net Charge-Offs / Average Loans (%)
& Reserves / Loans (%)
Non-Performing Assets /
Loans + OREO (%)
•
We believe in a disciplined, conservative credit culture
•
While our banking model is decentralized, our credit review is not
•
We compete on service, not underwriting terms
YTD as or for the six months ended 9/30/05.
Nonperforming assets include non- accrual loans, loans 90 days or more past due and still accruing interest, other real estate owned and repossessed assets other than real estate.
0.51
0.27
0.44
0.40
0.30
0.27
0.00
0.15
0.30
0.45
0.60
2000 2001 2002 2003 2004 YTD
0.10
1.30
0.10
1.26
0.13
1.22
0.12
1.17
0.07
1.29
0.01
1.27
0.00
0.30
0.60
0.90
1.20
1.50
2000 2001 2002 2003 2004 YTD
NCOs / Average Loans Reserves / Loans

Capital Ratios
• We maintain capital ratios comfortably above ‘well-capitalized ’
• Our goal is to maintain equity / assets between 7.50% - 8.00%
2000 2001 2002 2003 2004 9/30/05
CAPITAL RATIOS:
Equity / Assets 8.15% 8.12% 8.07% 6.89% 7.65% 11.37%
Tangible Equity / Assets 8.15 8.12 7.12 6.07 7.01 10.84
Leverage 8.21 7.89 8.54 7.84 8.60
Tier 1 Capital 12.56 11.51 9.95 11.30 13.40
Total Capital 13.81 12.76 11.16 12.48 14.61

Financial Performance
Net Income ($ Millions) Earnings Per Share ($)
September 30, 2005:
•
Net income increased 117% from Q3 ’04
•
Earnings per share increased 70% from Q3 ’04
•
Efficiency ratio improved 12% from Q3 ’04
•
Return on average assets:  0.86%
•
Return on average equity: 7.57%
0.00
0.30
0.60
0.90
1.20
1.50
2000 2001 2002 2003 2004 YTD
Earnings per Share Gain on Sale of Branches
0.97
1.14
0.77
0.82
0.89
0.67
Common
Shares
Outstanding:
(000s)
2,816
2,819 3,362
3,369 4,069 5,250
0.84
0.00
1.00
2.00
3.00
4.00
5.00
2000 2001 2002 2003 2004 YTD
Net Income
Gain on Sale of Branches
4.50
4.37
2.63
2.37
2.52
1.91
3.22

Financial Performance
Net Interest Margin (%)
•
Margin hit a low in Q4 ’04, showed a 20 bps improvement in Q1 ’ 05,
17 bps in Q2 ’05, and 13 bps in Q3 ’05.
•
At Sept 30, 2005, our loan to deposit ratio was 72.5%
•
Q3 - yield on loans was 6.86%, while securities was 3.07%
•
Every 5 basis point increase in net interest margin equates to approximately $0.045 per share improvement in EPS
Loans to Deposits (%)
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.
4.68
4.51
4.12
3.63
3.43
3.74
0.00
1.10
2.20
3.30
4.40
5.50
2000 2001 2002 2003 2004 YTD
75
90
79
96
76
97
77
94
67
96
73
93
50
60
70
80
90
100
110
2000 2001 2002 2003 2004 YTD
CSFL Peers

Improving Efficiencies
•
Since 2000, we opened 6 full service branches and 4 kiosk branches
•
Our branch strategy has resulted in strong balance sheet growth, but has impacted profitability
•
As our branch network continues to mature, we expect improved efficiencies through operating leverage and growing non-interest income
•
We plan to open 5 full service branches in the next 18 months
Non-Interest Income ($ Millions)
De Novo Branches
Source: Company reports.
Data represents monthly average balances.
CAGR 20%
Peer CAGR: 19%
YTD for the nine months ended 9/30/05.
Compounded annual growth rate from 2000 – 2004.
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.
Date Deposits Deposits
Bank Opened Sept 04 Sept 05 Growth
Osceola - Pkwy Jun-04 $845 $3,071 263.43%
CenterState - Lk WlsApr-04 5,586 12,309 120.35
CenterState West Oct-02 20,986 27,679 31.89
CenterState West
SH
Oct-02 24,526 31,067 26.67
Polk - Lk Alf Sep-01 10,514 12,426 18.19
CenterState West Mar-00 25,557 26,329 3.02
Polk Jun-03 $162 $255 57.41%
Polk Jun-03 680 894 31.47
CenterState Jan-03 2,620 4,691 79.05
CenterState Jan-03 7,299 10,409 42.61
2.38
3.06
3.66
4.69
4.93
4.07
0.00
1.20
2.40
3.60
4.80
6.00
2000 2001 2002 2003 2004 YTD
Full Service Branches
Kiosk Branches

Improving Efficiencies
Efficiency Ratio (%)
• Our efficiency ratio improved 12% in Q3 ’05 from Q3 ’04
• On average, each new full service branch breaks even at $10 - $11 million in deposits
• Thus, 1 of our 2004 de novo branches has yet to break-even
Deposits per Branch ($ Millions)
*
Kiosk branches.
74.4
72.5
75.2
76.4
75.7
67.7
60.0
65.0
70.0
75.0
80.0
2000 2001 2002 2003 2004 YTD
Branches
Opened:
1
1
2
4*
2 0
18.7
19.2
21.0
21.5
26.4
27.8
0.0
6.0
12.0
18.0
24.0
30.0
2000 2001 2002 2003 2004 YTD

CSFL – Building Shareholder Value
• Our shareholder value is built upon the quality of our
employees, the quality of our assets and liabilities and the growth markets in which we operate
• Our long-term vision is to be a multi-billion dollar Central
Florida bank known as the preeminent community bank in
our markets
• We remain focused on disciplined credit underwriting and
execution of our corporate strategy

21 Keefe Managers Investor Presentation November 2005